Current Tax Assets and Liabilities - Summary of Current Tax Assets and Liabilities (Detail) - CLP ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
CURRENT TAX ASSETS AND LIABILITIES
Monthly provisional tax payments	$ 52,950,410	$ 63,942,847
Tax credit for absorbed profits	46,343,265	13,433,962
Tax credit for training expenses	470,142	261,000
Other		118,239
Total	99,763,817	77,756,048
Income tax	17,677,920	67,027,507
Total	$ 17,677,920	$ 67,027,507